Rule 497(e)
                                                               File Nos.811-3364
                                                                         2-75503





                             MAXIM SERIES FUND, INC.
                  SUPPLEMENT TO PROSPECTUS DATED MARCH 1, 1999


Maxim Vista Growth & Income Portfolio

The description of the Vista Growth & Income Portfolio Managers on page 8 is hereby amended to delete the current disclosure and to replace it with the following information, effective August 19, 1999:

Robert Heintz, Directory of Equity Management, Research and Trading at Chase, and Steve O'Keefe, Portfolio Manager at Chase, are responsible for the day-to-day management of the Vista Portfolio.

Mr. Heintz has worked at Chase since 1983 in an investment management position. Before joining Chase, he worked at the Bank of New York as Portfolio Manager. Mr. Heintz has been a manager of the Vista Portfolio since August 1999. He is also Portfolio Manager of the Vista Equity Income Fund (since August 1999) and the Chase Equity Income Fund (since 1988).
Mr. O'Keefe joined Chase in 1989. Prior to joining Chase, he held a position as Quantitative Analyst for the investment division of American General. Mr. O'Keefe has been a manager of the Vista Portfolio since August 1999.


                 The date of this supplement is August 31, 1999.